UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2010

XEROX CORPORATION

(Exact name of registrant as specified in its charter)

New York	001-04471	16-0468020
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

45 Glover Avenue P.O. Box 4505 Norwalk, Connecticut	06856-4505
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 968-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On February 5, 2010, Affiliated Computer Services, Inc. (“ACS”) merged with and into Boulder Acquisition Corp. (“Merger Sub”), a wholly owned subsidiary of Xerox Corporation (“Xerox”) (the “Merger”).

Under the terms of the Agreement and Plan of Merger (the “Merger Agreement”), dated as of September 27, 2009, as amended, by and among Xerox, Merger Sub and ACS, each share of ACS Class A common stock, subject to certain exceptions, was converted into the right to receive 4.935 shares of Xerox common stock and $18.60 in cash, and each share of ACS Class B common stock was converted into the right to receive 4.935 shares of Xerox common stock, $18.60 in cash and a fraction of a share of a new series of Xerox preferred stock designated as Series A Convertible Perpetual Preferred Stock (“Preferred Stock”).

Item 3.02	Unregistered Sales of Equity Securities.

Pursuant to the Merger Agreement, on February 5, 2010, 300,000 shares of Preferred Stock were issued as part of the consideration for the outstanding shares of ACS Class B common stock to the holder of ACS Class B Common Stock in an offering exempt from the Securities Act registration requirements under Section 4(2) of the Securities Act of 1933.

Each share of the Preferred Stock may be converted at any time, at the option of the holder, into 89.8876 shares of Xerox common stock, subject to customary anti-dilution adjustments. In addition, the holder will have the right to convert, under certain circumstances, each share of Preferred Stock into shares of Xerox common stock at an increased conversion rate. On or after the fifth anniversary of the issue date, Xerox will have the right, at its option, to cause, under certain circumstances, any or all of the Preferred Stock to be converted into shares of Xerox Common Stock at the then applicable conversion rate. The rights, preferences and privileges of the Preferred Stock are described in the Certificate of Amendment to the Certificate of Incorporation of Xerox (the “Certificate of Amendment”), a summary of which is available in Item 5.03 of Xerox’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 28, 2009, and is incorporated herein by reference.

The foregoing does not purport to be a complete description of the terms of the Preferred Stock, and is qualified in its entirety by reference to Xerox’s Restated Certificate of Incorporation as amended through February 3, 2010, a copy of which is filed as Exhibit 3.1 to Xerox’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on February 5, 2010, and is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth above in Item 3.02 is hereby incorporated by reference into this Item 3.03.

Item 8.01	Other Events.

On February 5, 2010, Xerox and ACS issued a joint press release announcing that Xerox stockholders had approved the issuance of shares of Xerox common stock required to be issued pursuant to the Merger Agreement and ACS stockholders had adopted the Agreement and Plan of Merger, dated as of September 27, 2009, as amended, by and among Xerox, Merger Sub and ACS. A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On February 8, 2010, Xerox issued a press release announcing the consummation of the Merger. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

In connection with the Merger, Merger Sub assumed $250 million aggregate principal amount of ACS’s 4.70% Senior Notes due June 1, 2010 and $250 million aggregate principal amount of ACS’s 5.20% Senior Notes due June 1, 2015. Xerox is not a guarantor of these notes.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

(1) The audited consolidated balance sheets of ACS as of June 30, 2009 and June 30, 2008 and the consolidated statements of income, changes in stockholders’ equity and cash flows for each of the three years in the period ended June 30, 2009, and the notes related thereto, which were included in ACS’s Annual Report on Form 10-K for the fiscal year ended June 30, 2009 (filed on August 27, 2009), are filed as Exhibit 99.3 and incorporated herein by reference.

(2) The unaudited consolidated condensed balance sheet of ACS as of September 30, 2009 and the unaudited consolidated condensed statements of income, changes in stockholders’ equity and cash flows for the three months ended September 30, 2009 and September 30, 2008, and the notes related thereto, which were included in ACS’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2009 (filed on October 22, 2009), are filed as Exhibit 99.4 and incorporated herein by reference.

(b) Pro forma financial information.

All required pro forma information with respect to ACS will be filed by amendment pursuant to Item 9.01(b)(2) within 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

Exhibit Number	Description

(2.1)	Agreement and Plan of Merger, dated as of September 27, 2009, by and among Xerox Corporation, Boulder Acquisition Corp. and Affiliated Computer Services, Inc. (incorporated by reference to Exhibit 2.1 of Xerox’s Current Report on Form 8-K, filed on September 28, 2009).

(2.2)	Amendment No. 1 to the Agreement and Plan of Merger, dated as of December 13, 2009, among Xerox Corporation, Boulder Acquisition Corp. and Affiliated Computer Services, Inc. (incorporated by reference to Exhibit 2.1 of Xerox’s Current Report on Form 8-K, filed on December 14, 2009).

(99.1)	Joint Press Release of Xerox and ACS, dated February 5, 2010.

(99.2)	Press Release of Xerox, dated February 8, 2010.

(99.3)	The audited consolidated balance sheets of ACS as of June 30, 2009 and June 30, 2008 and the consolidated statements of income, changes in stockholders’ equity and cash flows for each of the three years in the period ended June 30, 2009, and the notes related thereto (incorporated by reference to Part II, Item 8 of ACS’s Annual Report on Form 10-K, filed on August 27, 2009).

(99.4)	The unaudited consolidated condensed balance sheet of ACS as of September 30, 2009 and the unaudited consolidated condensed statements of income, changes in stockholders’ equity and cash flows for the three months ended September 30, 2009 and September 30, 2008, and the notes related thereto (incorporated by reference to ACS’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2009, filed on October 22, 2009).

(99.5)	Consent of PricewaterhouseCoopers, dated February 5, 2010.

(99.6)	Consent of Value Incorporated, dated February 3, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 8, 2010	XEROX CORPORATION

	By:	/S/ DON H. LIU
	Name:	Don H. Liu
	Title:	Secretary

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of September 27, 2009, by and among Xerox Corporation, Boulder Acquisition Corp. and Affiliated Computer Services, Inc. (incorporated by reference to Exhibit 2.1 of Xerox’s Current Report on Form 8-K, filed on September 28, 2009).

2.2	Amendment No. 1 to the Agreement and Plan of Merger, dated as of December 13, 2009, among Xerox Corporation, Boulder Acquisition Corp. and Affiliated Computer Services, Inc. (incorporated by reference to Exhibit 2.1 of Xerox’s Current Report on Form 8-K, filed on December 14, 2009).

99.1	Joint Press Release of Xerox and ACS, dated February 5, 2010.

99.2	Press Release of Xerox, dated February 8, 2010.

99.3	The audited consolidated balance sheets of ACS as of June 30, 2009 and June 30, 2008 and the consolidated statements of income, changes in stockholders’ equity and cash flows for each of the three years in the period ended December 31, 2008, and the notes related thereto (incorporated by reference to Part II, Item 8 of ACS’s Annual Report on Form 10-K, filed on August 27, 2009).

99.4	The unaudited consolidated condensed balance sheet of ACS as of September 30, 2009 and the unaudited consolidated condensed statements of income, changes in stockholders’ equity and cash flows for the three months ended September 30, 2009 and September 30, 2008, and the notes related thereto (incorporated by reference to ACS’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2009, filed on October 22, 2009).

99.5	Consent of PricewaterhouseCoopers, dated February 5, 2010.

99.6	Consent of Value Incorporated, dated February 3, 2010.